                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-04797

                      Oppenheimer Equity Income Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                      Date of reporting period: 01/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

                                                                           SHARES          VALUE
                                                                        ------------   ------------
COMMON STOCKS--85.2%

CONSUMER DISCRETIONARY--8.8%

HOTELS, RESTAURANTS & LEISURE--3.5%
Brinker International, Inc.(1)                                               762,500   $ 12,444,000
McDonald's Corp.(1)                                                           35,000      2,185,050
Wyndham Worldwide Corp.                                                      200,000      4,198,000
                                                                                       ------------
                                                                                         18,827,050
MEDIA--3.2%
Cablevision Systems Corp. New York Group, Cl. A                              150,000      3,846,000
Cinemark Holdings, Inc.                                                      425,000      6,026,500
Comcast Corp., Cl. A Special, Non-Vtg.                                       500,000      7,570,000
                                                                                       ------------
                                                                                         17,442,500
MULTILINE RETAIL--0.9%
J.C. Penney Co., Inc. (Holding Co.)                                          187,500      4,655,625
                                                                                       ------------
SPECIALTY RETAIL--1.2%
Foot Locker, Inc.                                                            140,000      1,580,600
Home Depot, Inc. (The)(1)                                                     75,000      2,100,750
Lowe's Cos., Inc.(1)                                                         125,000      2,706,250
                                                                                       ------------
                                                                                          6,387,600
CONSUMER STAPLES--9.8%

FOOD & STAPLES RETAILING--3.9%
Kroger Co. (The)                                                             600,000     12,858,000
Walgreen Co.(1)                                                              225,000      8,111,250
                                                                                       ------------
                                                                                         20,969,250
FOOD PRODUCTS--1.2%
B&G Foods, Inc., Cl. A                                                       370,000      3,322,600
Kraft Foods, Inc., Cl. A(1)                                                  120,000      3,319,200
                                                                                       ------------
                                                                                          6,641,800
TOBACCO--4.7%
Altria Group, Inc.                                                            37,500        744,750
Lorillard, Inc.                                                              175,000     13,247,500
Philip Morris International, Inc.                                            250,000     11,377,500
                                                                                       ------------
                                                                                         25,369,750
ENERGY--12.3%

ENERGY EQUIPMENT & SERVICES--2.5%
BJ Services Co.(1)                                                           300,000      6,201,000
Halliburton Co.(1)                                                            25,000        730,250
Transocean Ltd.(1,2)                                                          75,500      6,397,870
                                                                                       ------------
                                                                                         13,329,120

OIL, GAS & CONSUMABLE FUELS--9.8%
Chevron Corp.                                                                150,000     10,818,000
CONSOL Energy, Inc.                                                          105,000      4,894,050
Kinder Morgan Management LLC(2,3)                                            147,673      7,994,991
Marathon Oil Corp.                                                           330,000      9,837,300
Royal Dutch Shell plc, ADR                                                   215,000     11,908,850


                    1 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

                                                                           SHARES          VALUE
                                                                        ------------   ------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
XTO Energy, Inc.                                                             170,000   $  7,576,900
                                                                                       ------------
                                                                                         53,030,091
FINANCIALS--23.9%

CAPITAL MARKETS--2.7%
Goldman Sachs Group, Inc. (The)                                               40,000      5,948,800
Morgan Stanley                                                               325,000      8,703,500
                                                                                       ------------
                                                                                         14,652,300
COMMERCIAL BANKS--0.5%
Wells Fargo & Co.(1)                                                         100,000      2,843,000
                                                                                       ------------
DIVERSIFIED FINANCIAL SERVICES--6.0%
Bank of America Corp.                                                        600,000      9,108,000
JPMorgan Chase & Co.                                                         400,000     15,576,000
KKR Financial Holdings LLC                                                 1,300,000      7,839,000
                                                                                       ------------
                                                                                         32,523,000
INSURANCE--13.2%
Aon Corp.                                                                     10,000        389,000
Assurant, Inc.                                                               355,000     11,157,650
Everest Re Group Ltd.(1)                                                     250,000     21,435,000
Fidelity National Financial, Inc., Cl. A                                     650,000      8,385,000
Genworth Financial, Inc., Cl. A(2)                                           300,000      4,152,000
MetLife, Inc.(1)                                                             340,000     12,008,800
Protective Life Corp.                                                        177,500      2,990,875
XL Capital Ltd., Cl. A                                                       625,000     10,481,250
                                                                                       ------------
                                                                                         70,999,575
REAL ESTATE INVESTMENT TRUSTS--1.5%
Apollo Commercial Real Estate Finance, Inc.(2)                               220,000      3,887,400
Starwood Property Trust, Inc.                                                210,000      4,118,100
                                                                                       ------------
                                                                                          8,005,500
HEALTH CARE--6.5%

PHARMACEUTICALS--6.5%
Abbott Laboratories(1)                                                        50,000      2,647,000
Biovail Corp.                                                                427,500      6,207,300
Bristol-Myers Squibb Co.(1)                                                  123,500      3,008,460
Merck & Co., Inc.(1)                                                         265,000     10,117,700
Pfizer, Inc.(1)                                                              685,000     12,782,100
                                                                                       ------------
                                                                                         34,762,560
INDUSTRIALS--6.2%

AEROSPACE & DEFENSE--2.3%
Lockheed Martin Corp.(1)                                                     165,000     12,295,800
                                                                                       ------------
COMMERCIAL SERVICES & SUPPLIES--1.2%
Waste Management, Inc.(1)                                                    205,000      6,570,250
                                                                                       ------------
ELECTRICAL EQUIPMENT--0.7%
General Cable Corp.(2)                                                       125,000      3,637,500
                                                                                       ------------
INDUSTRIAL CONGLOMERATES--1.0%
Tyco International Ltd.(1)                                                   150,000      5,314,500


                    2 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

                                                                           SHARES          VALUE
                                                                        ------------   ------------
MACHINERY--1.0%
Navistar International Corp.(2)                                              155,000   $  5,733,450
                                                                                       ------------
INFORMATION TECHNOLOGY--4.4%

COMMUNICATIONS EQUIPMENT--2.8%
Motorola, Inc.(1,2)                                                        1,800,000     11,070,000
QUALCOMM, Inc.                                                               100,000      3,919,000
                                                                                       ------------
                                                                                         14,989,000
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Corning, Inc.(1)                                                             175,000      3,164,000
                                                                                       ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
Applied Materials, Inc.(1)                                                   192,500      2,344,650
                                                                                       ------------
SOFTWARE--0.6%
Oracle Corp.(1)                                                              150,000      3,459,000
                                                                                       ------------
MATERIALS--0.9%

CHEMICALS--0.6%
Celanese Corp., Series A(1)                                                   70,000      2,037,000
Potash Corp. of Saskatchewan, Inc.(1)                                         14,000      1,390,900
                                                                                       ------------
                                                                                          3,427,900
METALS & MINING--0.3%
Xstrata plc, Unsponsored ADR                                                 400,000      1,288,000
                                                                                       ------------
TELECOMMUNICATION SERVICES--6.9%

DIVERSIFIED TELECOMMUNICATION SERVICES--6.9%
AT&T, Inc.                                                                   450,000     11,412,000
Consolidated Communications Holdings, Inc.                                   635,000     10,877,550
Frontier Communications Corp.                                              1,225,000      9,322,250
Windstream Corp.                                                             565,000      5,825,150
                                                                                       ------------
                                                                                         37,436,950
UTILITIES--5.5%

ELECTRIC UTILITIES--3.8%
Edison International, Inc.(1)                                                310,000     10,329,200
FirstEnergy Corp.(1)                                                         232,500     10,141,650
                                                                                       ------------
                                                                                         20,470,850
ENERGY TRADERS--1.0%
NRG Energy, Inc.(1,2)                                                        225,000      5,424,750
                                                                                       ------------
MULTI-UTILITIES--0.7%
CenterPoint Energy, Inc.                                                     285,000      3,975,750
                                                                                       ------------
Total Common Stocks (Cost $448,636,005)                                                 459,971,071

PREFERRED STOCKS--3.1%
Bank of America Corp., 10% Cv., Series S(2)                                  200,100      3,021,510
Citigroup, Inc., 7.50% Cv.(2)                                                 87,000      9,094,980
Lucent Technologies Capital Trust I, 7.75% Cum. Cv.,
Non-Vtg.                                                                       6,000      4,702,500
                                                                                       ------------
Total Preferred Stocks (Cost $15,429,389)                                                16,818,990


                    3 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

                                                                          PRINCIPAL
                                                                           AMOUNT          VALUE
                                                                        ------------   ------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--1.1%
Rite Aid Corp.:
6.875% Sr. Unsec. Debs., 8/15/13                                        $  3,030,000   $  2,696,700
9.375% Sr. Unsec. Unsub. Nts., 12/15/15                                    4,000,000      3,360,000
                                                                                       ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $5,632,284)                         6,056,700
CONVERTIBLE CORPORATE BONDS AND NOTES--7.0%
AMR Corp., 6.25% Cv. Sr. Unsec. Nts., 10/15/14                            10,000,000      9,800,000
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15      1,750,000      1,977,500
Forest City Enterprises, Inc., 5% Cv. Sr. Unsec. Nts., 10/15/16(4)         3,140,000      3,297,000
KKR Financial Holdings LLC, 7.50% Cv. Sr. Unsec. Nts., 1/15/17             2,500,000      2,543,750
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts., 5/15/15                 10,000,000      9,612,500
Textron, Inc., 4.50% Cv. Sr. Unsec. Nts., 5/1/13                           4,500,000      7,436,250
UAL Corp., 6% Cv. Sr. Unsec. Nts., 10/15/29                                1,750,000      2,786,875
                                                                                       ------------
Total Convertible Corporate Bonds and Notes (Cost $33,668,951)                           37,453,875

                                                                           SHARES
                                                                        ------------
INVESTMENT COMPANY--5.0%
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.20% (5,6) (Cost $26,888,333)                                         26,888,333     26,888,333
TOTAL INVESTMENTS, AT VALUE (COST $530,254,962)                                101.4%   547,188,969
Liabilities in Excess of Other Assets                                           (1.4)    (7,408,465)
                                                                        ------------   ------------
Net Assets                                                                     100.0%  $539,780,504
                                                                        ============   ============

Footnotes to Statement of Investments

1. A sufficient amount of liquid assets has been designated to cover outstanding written call options. See accompanying Notes.

2.   Non-income producing security.

3. A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,297,000 or 0.61% of the Fund's net assets as of January 31, 2010.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          Shares           Gross        Gross          Shares
                                                     October 31, 2009    Additions   Reductions   January 31, 2010
                                                     ----------------   ----------   ----------   ----------------
Oppenheimer Institutional Money Market Fund, Cl. E      12,134,311      77,861,399   63,107,377      26,888,333

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $26,888,333   $16,762

6.   Rate shown is the 7-day yield as of January 31, 2010.


                    4 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of January 31, 2010 based on valuation input level:

                                              LEVEL 1--         LEVEL 2--            LEVEL 3--
                                              UNADJUSTED    OTHER SIGNIFICANT       SIGNIFICANT
                                            QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS       VALUE
                                            -------------   -----------------   -------------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                   $ 47,312,775       $        --                $--         $ 47,312,775
   Consumer Staples                           52,980,800                --                 --           52,980,800
   Energy                                     66,359,211                --                 --           66,359,211
   Financials                                129,023,375                --                 --          129,023,375
   Health Care                                34,762,560                --                 --           34,762,560
   Industrials                                33,551,500                --                 --           33,551,500
   Information Technology                     23,956,650                --                 --           23,956,650
   Materials                                   4,715,900                --                 --            4,715,900
   Telecommunication Services                 37,436,950                --                 --           37,436,950
   Utilities                                  29,871,350                --                 --           29,871,350
Preferred Stocks                              12,116,490         4,702,500                 --           16,818,990
Non-Convertible Corporate Bonds and Notes             --         6,056,700                 --            6,056,700
Convertible Corporate Bonds and Notes                 --        37,453,875                 --           37,453,875
Investment Company                            26,888,333                --                 --           26,888,333
                                            ------------       -----------                ---         ------------
Total Assets                                $498,975,894       $48,213,075                $--         $547,188,969
                                            ------------       -----------                ---         ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated options written, at value       $ (1,105,992)      $        --                $--         $ (1,105,992)
Depreciated options written, at value         (4,320,425)                                               (4,320,425)
                                            ------------       -----------                ---         ------------
Total Liabilities                           $ (5,426,417)      $        --                $--         $ (5,426,417)
                                            ------------       -----------                ---         ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


                    5 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

WRITTEN OPTIONS AS OF JANUARY 31, 2010 ARE AS FOLLOWS:

                                                                                                                   UNREALIZED
                                                  NUMBER OF   EXERCISE   EXPIRATION    PREMIUMS                   APPRECIATION/
DESCRIPTION                                TYPE   CONTRACTS     PRICE       DATE       RECEIVED       VALUE      (DEPRECIATION)
----------------------------------------   ----   ---------   --------   ----------   ----------   -----------   --------------
Abbott Laboratories                        Call       500      $ 55.00     2/22/10    $   42,199   $   (11,500)    $  30,699
Applied Materials, Inc.                    Call     1,000        15.00     2/22/10        51,499        (5,000)       46,499
Bank of America Corp.                      Put      3,000        17.00     5/24/10       443,994      (741,000)     (297,006)
Bank of America Corp.                      Put      2,000        17.00     2/22/10       161,998      (370,000)     (208,002)
Bank of New York Mellon Corp.              Put      1,681        29.00     3/22/10       532,863      (226,935)      305,928
BJ Services Co.                            Call       950        21.00     2/22/10        83,674       (47,500)       36,174
Brinker International, Inc.                Call     1,325        17.50     2/22/10        34,352       (19,875)       14,477
Brinker International, Inc.                Call       250        15.00     2/22/10        24,137       (36,250)      (12,113)
Bristol-Myers Squibb Co.                   Call     1,235        26.00     2/22/10        68,034        (9,880)       58,154
Bristol-Myers Squibb Co.                   Put      1,015        25.00     2/22/10        75,524       (86,275)      (10,751)
Celanese Corp., Series A                   Call       100        35.00     2/22/10         8,475        (2,000)        6,475
Corning, Inc.                              Call       250        20.00     2/22/10         2,250        (2,500)         (250)
Edison International, Inc.                 Call       425        35.00     2/22/10        18,005        (6,375)       11,630
Everest Re Group Ltd.                      Call       200        90.00     2/22/10        10,800        (9,000)        1,800
Fidelity National Financial, Inc., Cl. A   Put        500        12.50     2/22/10        17,750       (12,500)        5,250
FirstEnergy Corp.                          Call        50        45.00     2/22/10         1,200        (1,000)          200
Genworth Financial, Inc., Cl. A            Put      3,500        10.00     3/22/10       375,265       (31,500)      343,765
Genworth Financial, Inc., Cl. A            Put      1,000        11.00     3/22/10        71,498       (20,000)       51,498
Goldman Sachs Group, Inc. (The)            Put        100       155.00     2/22/10        25,687       (88,500)      (62,813)
Goldman Sachs Group, Inc. (The)            Put         75       150.00     2/22/10        19,672       (43,875)      (24,203)
Halliburton Co.                            Call       250        30.00     2/22/10        95,499       (19,750)       75,749
Halliburton Co.                            Put        750        30.00     2/22/10        75,764      (113,250)      (37,486)
Home Depot, Inc. (The)                     Call       500        30.00     2/22/10         5,903        (3,000)        2,903
JPMorgan Chase & Co.                       Put      2,500        42.00     2/22/10       407,490      (825,000)     (417,510)
JPMorgan Chase & Co.                       Put      2,500        43.00     2/22/10       316,628    (1,050,000)     (733,372)
Kraft Foods, Inc., Cl. A                   Call        50        29.00     3/22/10         3,200        (2,250)          950
Kroger Co. (The)                           Put      1,250        20.00     2/22/10        62,948       (12,500)       50,448
Lockheed Martin Corp.                      Call     1,525        80.00     2/22/10       161,722       (33,550)      128,172
Lockheed Martin Corp.                      Call       125        75.00     2/22/10        37,125       (18,875)       18,250
Lowe's Cos., Inc.                          Call       100        23.00     2/22/10         7,400        (1,300)        6,100
McDonald's Corp.                           Call       350        62.50     2/22/10        34,670       (35,000)         (330)
Merck & Co., Inc.                          Call       925        40.00     2/22/10        34,199       (39,775)       (5,576)
MetLife, Inc.                              Call     2,375        40.00     2/22/10       153,144       (35,625)      117,519
MetLife, Inc.                              Call       650        39.00     2/22/10        39,012       (16,250)       22,762
MetLife, Inc.                              Call       375        38.00     2/22/10        70,873       (15,000)       55,873
Morgan Stanley                             Put      1,500        30.00     2/22/10       196,002      (495,000)     (298,998)
Morgan Stanley                             Put        500        29.00     3/22/10        67,704      (148,500)      (80,796)
Motorola, Inc.                             Call       500         7.00     3/22/10         7,000        (7,500)         (500)
Motorola, Inc.                             Call     3,750         8.00     2/22/10       101,900        (7,500)       94,400
Motorola, Inc.                             Call     1,350         9.00     2/22/10        19,199        (1,350)       17,849
Navistar International Corp.               Put        750        35.00     2/22/10        44,249       (60,000)      (15,751)
Navistar International Corp.               Put        150        40.00     2/22/10        37,050       (55,500)      (18,450)
NRG Energy, Inc.                           Call     1,250        25.00     2/22/10        91,249       (68,750)       22,499
Oracle Corp.                               Call       375        25.00     2/22/10        18,875        (3,750)       15,125


                    6 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

Oracle Corp.                               Call       125        26.00     2/22/10         5,000          (375)        4,625
Pfizer, Inc.                               Call     4,350        19.00     2/22/10       201,961      (134,850)       67,111
Pfizer, Inc.                               Call     2,375        20.00     2/22/10        36,750       (19,000)       17,750
Potash Corp. of Saskatchewan, Inc.         Put        100       105.00     2/22/10        21,225       (79,500)      (58,275)
Potash Corp. of Saskatchewan, Inc.         Call       128       115.00     2/22/10       138,442        (8,320)      130,122
Potash Corp. of Saskatchewan, Inc.         Call        12       120.00     2/22/10         9,564          (432)        9,132
Transocean Ltd.                            Call       300        95.00     2/22/10        54,420        (7,500)       46,920
Tyco International Ltd.                    Call     1,300        37.00     2/22/10       147,613       (39,000)      108,613
Walgreen Co.                               Call       250        40.00     2/22/10         3,750            --         3,750
Waste Management, Inc.                     Call     2,050        32.50     2/22/10       345,011      (164,000)      181,011
Wells Fargo & Co.                          Call     1,000        30.00     2/22/10        35,000       (43,000)       (8,000)
Wyndham Worldwide Corp.                    Put      1,500        20.00     2/22/10       115,197       (90,000)       25,197
                                                                                      ----------   -----------     ---------
                                                                                      $5,271,614   $(5,426,417)    $(154,803)
                                                                                      ==========   ===========     =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the


                    7 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may seek derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.


                    8 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, be derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.


                    9 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

     As of January 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $5,426,417 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of January 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended January 31, 2010 was as follows:

                                  CALL OPTIONS              PUT OPTIONS
                            -----------------------   -----------------------
                            NUMBER OF    AMOUNT OF    NUMBER OF    AMOUNT OF
                            CONTRACTS     PREMIUMS    CONTRACTS     PREMIUMS
                            ---------   -----------   ---------   -----------
Options outstanding as of
   October 31, 2009           36,080    $ 3,964,186     16,650    $ 1,617,399
Options written               81,750      6,066,711     50,953      6,596,042
Options closed or expired    (73,298)    (6,783,795)   (43,163)    (5,128,233)
Options exercised            (11,907)    (1,043,998)       (69)       (16,698)
                             -------    -----------    -------    -----------
Options outstanding as of
   January 31, 2010           32,625    $ 2,203,104     24,371    $ 3,068,510
                             =======    ===========    =======    ===========


                    10 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS January 31, 2010 / Unaudited

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $531,903,105
Federal tax cost of other investments     (5,271,614)
                                        ------------
Total federal tax cost                  $526,631,491
                                        ============
Gross unrealized appreciation           $ 37,362,341
Gross unrealized depreciation            (22,231,280)
                                        ------------
Net unrealized appreciation             $ 15,131,061
                                        ============


                    11 | Oppenheimer Equity Income Fund, Inc.

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 01/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 03/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 03/08/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 03/08/2010